Disposition and Discontinued Operations	12 Months Ended
Jun. 30, 2013
Discontinued Operations and Disposal Groups [Abstract]
Disposition and Discontinued Operations
6.	Disposition and Discontinued Operations

On July 13, 2010, the Company sold substantially all assets of P3A, net of certain liabilities, to Mr. Frank Xue, the president and a director of P3A. As a result of the transaction, Agria received shares held by Mr. Xue representing 11.5% of the Company’s issued and outstanding share capital immediately prior to the transaction. These shares were then cancelled by the Company. The Company retained existing leases of nine parcels of land totaling approximately 13,500 acres previously held by P3A. Mr. Xue was a related party of the Company since he is a director and president of P3A.

Included in the loss from discontinued operations for the year ended December 31, 2010 is RMB20.3 million operating income from January 1, 2010 through the date of disposal and a RMB21.6 million loss on disposal, net of a reversal of deferred tax liabilities of approximately RMB 191.2 million. There is no other significant income tax on discontinued operations for 2010. Results of the P3A discontinued operations are as follows:

Discontinued Operations	From January 1, 2010 to date of disposal
	(RMB'000)	(US$'000)
Revenue from discontinued operations	112,277	17,012
Pretax income (loss)	(192,468)	(29,162)
Income (loss) from discontinued operations	(1,314)	(199)

At the time of the acquisition of PGW, PGW was in the process of selling PGG Wrightson Finance Limited (PWF), its financing operations. Therefore, this business operation was recorded as "held for sale" at the date of the PGW acquisition.

In June 2011, PGW finalized an agreement with Heartland New Zealand Limited to sell PWF to Heartland's wholly-owned subsidiary Heartland Building Society (Heartland). The sales price was an amount equal to the adjusted net tangible assets of PWF at the completion date of the transaction, being August 31, 2011.

Results of the PWF discontinued operations are as follows:

Results of discontinued operations	From April 30, 2011 (acquisition date) to June 30, 2011
	(RMB'000)	(US$'000)
Revenue from discontinued operations	30,676	4,746
Pretax loss	(135)	(21)
Loss from discontinued operations	(2,852)	(441)

Assets held for sale

In the year ended June 30, 2011, assets  of PWF specified in the share sale agreement have been classified as held for sale. Certain loans with a carrying value of approximately RMB 322.7 million ($49.9 million) were excluded from the sale and transferred to a wholly owned PGW special purpose vehicle, which is utilized to realize or refinance these facilities over the short to medium term. These assets are classified as other current assets (Note 9). Of the loans that were excluded from the sale, as of June 30, 2013, the remaining balance of these receivables are approximately RMB54.8 million ($8.9 million) net of an allowance of approximately RMB51.9 million ($8.5 million).

As of June 30, 2013, PGW currently has three properties classed as held for sale. The properties are on the market and are held at market value (approximately RMB3.8 million ($0.6 million)).

	2011	2012	2013	2013
	(RMB'000)	(RMB'000)	(RMB'000)	(US$'000)
Assets classified as held for sale
Cash and cash equivalents	383,330	—	—	—
Property, plant and equipment	3,249	27,794	3,825	624
Intangibles	1,499	—	—	—
Finance and other receivables	2,317,831	—	—	—
	2,705,909	27,794	3,825	624
Liabilities classified as held for sale
Finance and other payables	(2,236,559)	—	—	—
	(2,236,559)	—	—	—